Investor Presentation January 2019

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include factors detailed in the reports we file with the SEC, including those described under “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. It should also be noted that this presentation contains certain financial measures, including Adjusted EBITDA, Adjusted Earnings per Share, Adjusted Free Cash Flow, and Net Leverage Ratio that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These measures are presented here to provide additional useful measurements to review our operations, provide transparency to investors and enable period- to-period comparability of financial performance. A description of non-GAAP financial measures that we use to evaluate our operations and financial performance, and reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found in the appendix under “Reconciliation of Non-GAAP Measures”. 2

About AAM Over AAM is a premier, global leader in design, engineering, 70 MANUFACTURING validation and manufacturing of driveline, metal forming, FACILITIES powertrain and casting technologies for automotive, commercial and industrial markets ESTIMATED 2018 SALES ≈$7.25B Over AAM is Delivering POWER through world-class quality, 700 technology leadership and operational excellence 16 CUSTOMERS ENGINEERING CENTERS Over Over 25,000 17 85 ASSOCIATES COUNTRIES LOCATIONS 3

2018 Financial Update and Highlights

AAM’s 2018 Financial Estimates 2018 Estimated Preliminary Results Sales ≈ $7.25 billion Adjusted EBITDA* Margin ≈ 16.25% of sales Adjusted Free Cash Flow* ≈ $315 million . We expect restructuring and acquisition-related payments to be approximately $70 million for the full year 2018. . Our annual goodwill impairment test is in process and we currently expect to record a non-cash impairment charge in the fourth quarter of 2018, which may be significant. We will exclude any goodwill impairment charge from our calculations of Adjusted EBITDA and Adjusted Earnings Per Share*. Despite operational and launch challenges – AAM achieved strong financial performance in 2018 * For definitions of Non-GAAP Measures, please see the attached appendix 5

# Performance Improvement Plans

| | 3Q 2018 Issues | Status Update |
|---|---|---|
| **Driveline** | - Changes affecting build-out and launch<br>- Scrap performance<br>- Supplier delivery performance | - RAM HD prior model build out complete in December 2018, new model start of production begins in January 2019<br>- Improved scrap performance<br>- Resolution of 1 of 2 e-drive unit supplier issues<br>- Most other supplier delivery issues resolved |
| **Metal Forming** | - European capacity constraints | - Eliminated delivery past-due conditions |
| **Powertrain** | - Ineffective program management<br>- Launch performance<br>- Capacity constraints | - Accelerated implementation of IPM systems<br>- Reallocation of resources and restructuring of business unit accelerates integration<br>- In process of addressing capacity constraints |
| **Casting** | - Availability of labor<br>- Operational inefficiencies<br>- Inflationary pressures | - Continue to address manpower shortages<br>- Improved business performance<br>- Implementing customer pricing actions |


Anticipated Exit Rate Status
3Q18
4Q18
1Q19
2Q19

**AAM is on track to meet these previously disclosed performance improvement goals**

6

2018 AAM Highlights Record Annual AAM Sold Sales – Over recognized as Aftermarket $7 Billion for Fortune 500 division of our the first time in Company Powertrain BU for AAM History $50 million Quarterly Met key* Formed joint BITDA Adj. FreeNamed GM Integration venture with Cash SupplierFlow* of the Milestones, Lizhou Wuling Year for 2nd including Synergy in China consecutive year 5% YoY Gr Attainment QUANTUMTM 5th New Strong cash flow technology wins Business Award generation and Altair and SAA for our EcotracTM Over $200 Lightweighting Disconnecting Million in senior Awards AWD Technology debt payments 7

Business Strategy and Growth Update

Business Unit Consolidation 2018 Estimated Sales - 2018 Estimated Sales - 2018 Estimated Sales - 2018 Estimated Sales - $4.3 billion $1.1 billion $1.5 billion $900 million 16 facilities 24 facilities 23 facilities 11 facilities 2018 Pro forma Sales - 2018 Pro forma Sales - No change $4.9 billion $2.0 billion 28 facilities 35 facilities Adding Highly Engineered Product Adding Process-oriented Forming and operations from Powertrain Sintered operations from Powertrain AAM is proactively streamlining our business by consolidating four business units into three Note: 2018 sales are based on estimates and reflect approximately $550 million of intercompany sales 9

Business Unit Consolidation Objectives 1 Finalize integration process WE ARE 2 Align AAM’s product and process technologies Achieve efficiencies within our corporate and business unit 3 support teams Accelerate implementation of AAM’s Operating System including 4 program management and launch readiness 5 Provide annual cost savings estimated at $10 - $20 million 6 Enhance our ability to adapt to constantly changing market conditions 10

Gross New and Incremental Business Backlog $1.25 BILLION: 2019 - 2021 as disclosed on January 15, 2019 Backlog by Vehicle Segment Backlog by Global Market Commercial South America and and Other other 5% 5% Passenger Cars 15% Asia 20% Full-size Light Truck and SUV 25% Europe 20% e-AAM 10% North America Crossover 55% Vehicles 45% Our new business backlog continues to drive product, customer and geographic diversification 11

Net Impact of New Business Backlog $650 Significant new business $450 opportunities remain AAM’s gross new business backlog ($100-$200)** $150 ($200) Normal business attrition ≈$250 - 300 Estimated sales impact to ($225) ($100-$200)** AAM of GM’s Next-Gen full-size truck sourcing ($275) Net impact for the three Dollars in Millions year period of 2019 - 2021 2019 2020 2021 2019 - 2021 $1.5 billion of quoting and emerging business opportunities would primarily impact 2021 and beyond ** Utilized the mid point for the range for charting purposes As disclosed on January 15, 2019 12

Favorable Trends in Vehicle Mix 70% 75% 70% of Total NA production AAM Revenue in 2018 of New Business Backlog In 2018, light trucks, including 70% of AAM’s new AAM estimates SUVs, crossovers and vans, business backlog is related approximately 3/4 of sales made up 70% of North to light trucks, including came from global light truck American production and nearly half related production in 2018 increased global market share to crossover vehicles All of AAM’s business units are benefiting from the continued increase in light truck market share Source: IHS and company estimates 13

Lightweighting and Fuel Efficiency Down-sized Multi-speed Disconnecting Engines Transmissions All-Wheel Drive Over the next several years, AAM continues to win AAM’s Vibration Control we expect a > 5% CAGR in new business related to our Systems (VCS) are benefiting transmissions with higher than Ecotrac disconnecting AWD from the trend towards six speeds – providing AAM and expects this downsized engines with higher content-per-vehicle technology to account for and hybridization opportunities ≈$800M of sales in 2020 AAM’s technology leadership in advanced lightweighting and fuel efficiency solutions is driving profitable sales growth and business diversification Source: IHS and company estimates 14

e-AAM Hybrid and Electric Driveline SystemsTM KEY HIGHLIGHTS . Highly integrated electric motor, gear reduction, & differential . Power dense, low NVH, high efficiency design allows for easy integration for multiple vehicle platforms AAM P3 Rear e-Drive unit (Hybrid) . Broad spectrum of solutions - from value to high Launching in 2020 performance - to meet a wide range of vehicle, customer and geographic requirements . First e-AAM program launched in 2018 at our Swidnica Manufacturing Facility in Poland . Combined annual revenues for our two booked e-AAM AAM P4 e-Drive units (e-AWD BEV) programs are expected to be $100 - $200 million by 2021 Launched in 2018 Combined lifetime revenues of awarded e-AAM programs is estimated to be over $1 billion 15

Future Electrification Opportunities AAM’s product portfolio supporting e-powertrains is driving potential new business globally Gear Box Applications Vehicle Integration Integrated eFront Drive Units ePowertrain Components Integrated eRear Drive Units $500M Quoting and Emerging New Business Opportunities 16

Financial Targets

2019 Financial Outlook 2019 Financial Targets Full Year Sales $7.3 - $7.4 billion Adjusted EBITDA* $1.2 - $1.25 billion Capital Expenditures ≈ 7% of sales Adjusted Free Cash Flow* $350 - $400 million . Based on the anticipated launch schedule of our new business backlog, our assumption that the US SAAR* is between 16.5 – 17 million units and current metal market and foreign currency levels. . Our 2019 financial targets for the full year contemplate customer downtime in preparation for critical program changeovers and related project expense. We expect this to have the greatest impact in the first quarter of 2019. . We expect restructuring and acquisition-related payments to be between $50 - $60 million for the full year 2019. * For definitions of Non-GAAP Measures, please see the attached appendix 18

2019 Sales Target Walk (in millions) $650 ($200) $7,300 - $7,400** ≈$7,250 ($275) ($40) ($35) AAM 2018 Estimated New Business Backlog Normal Business GM Next Gen Truck Pricing Other Volume & Mix AAM 2019 Sales Target Sales Attrition Sourcing Impact AAM expects sales growth in 2019 19 ** Utilized the mid point for the range for charting purposes

2019 Adjusted EBITDA Target Walk (dollars in millions) $15** $1,200 - $1,250** $30 ≈16.25% of Sales $20 $35 ($15) ($40) 2018 Estimated Backlog / Volume & Pricing Launch/Performance Synergies Business Unit Material, Freight, 2019 Adjusted EBITDA Adjusted EBITDA Mix Improvements Consolidation Tariffs and Other Target AAM expects to grow Adjusted EBITDA in 2019 * For definitions of Non-GAAP measures, please see the attached appendix ** Utilized the mid point for the range for charting purposes 20 .

2019 Profit Catalysts Leaner, Stronger AAM Continued Synergy Attainment Business segment restructuring Benefiting from full-year run rate to create $10 - $20 million in and further capacity annual cost savings optimization initiatives New Business Contribution Performance Improvements Resolution of supplier and launch $650 million of new business issues allows for renewed backlog in 2019 will drive focus on productivity profitable sales growth and continuous improvement AAM is focused on driving improved financial performance in 2019 21

Strong Cash Flow Generation ≈$1.5B $350 - $400M** ≈$315M $341M 2017 Adjusted Free Cash Flow* Estimated 2018 Adjusted FCF 2019 Adjusted FCF Target 2020 Adjusted FCF Target Projected Cumulative Adj. FCF (FCF) 2017 - 2020E 7.6% ≈7.25% ≈7% ≈6% Cap Ex as a % of Sales Strong cash flow potential and high free cash flow yield * For definitions of Non-GAAP measures, please see attached appendix ** Utilized the mid point for the range for charting purposes 22

Cash Flow Breakeven US SAAR (units in millions) . Highly variable cost structure allows for ≈17.2 flexibility during periods of lower volumes 25-30% downturn . AAM has track record of reducing fixed costs through facility and labor efficiency initiatives ≈12 during previous downside periods . Multiple options available to manage to additional potential change in volumes, including SG&A, capital spending, R&D etc. . Continued synergy attainment and productivity initiatives further reduce breakeven points 2018 Breakeven AAM has a flexible cost structure 23

Capital Allocation Leverage Reduction Organic Growth >$400M of senior debt payments Invest in R&D and continue organic since the MPG acquisition and growth with the appropriate returns targeting Net Leverage Ratio of ≈2x by the end of 2020 Strategic Shareholder Activity Focus on objectives of technology, At the appropriate time, other portfolio positioning, diversification options that may benefit our and growth shareholders further Capital allocation aligned with AAM’s strategic objectives 24

Why AAM? SOLID FOUNDATIONAL Concentrated in the strongest vehicle segments BUSINESS of light trucks, SUVs and crossovers INNOVATIVE TECHNOLOGY Focused on hybridization, electrification, LEADERSHIP lightweighting, fuel efficiency and performance Potential for COMPELLING GROWTH Driven by our new business backlog, innovative Multiple AND DIVERSIFICATION advanced technologies and global footprint Expansion INDUSTRY LEADING Fueled by powerful vertical integration, productivity and Share PROFITABILITY initiatives and operational excellence Appreciation POWERFUL CASH Strong free cash flow yield while funding GENERATOR investments in profitable growth opportunities 25

Q&A

SUPPLEMENTAL DATA

Production and Sales Volume Assumptions 2018 2019 2020 Global Light Vehicle Production ≈ 94.7M units ≈ 95M units ≈ 1 - 2% growth North America Light Vehicle Production ≈ 17.0M units ≈ 16.5M – 17M units ≈ 16M – 17M units US SAAR ≈ 17.2M units ≈ 16.5M – 17M units ≈ 16M – 17M units Europe Light Vehicle Production ≈ 22.0M units ≈ Flat ≈ 1 - 2% growth China Light Vehicle Production ≈ 27.3M units ≈ Flat ≈ 2 - 4% growth North America Class 5-8 ≈ 590k units ≈ 3 - 5% growth ≈ 5 - 10% decrease Commercial Vehicle Production Source: IHS, ACT 28

Reconciliation of Non-GAAP Measures In addition to the results reported in accordance with accounting principles generally accepted in the United States of America (GAAP) included within this presentation, we have provided certain information, which includes non-GAAP financial measures. Such information is reconciled to its closest GAAP measure in accordance with Securities and Exchange Commission rules and is included in the following slides. Certain of the forward-looking financial measures included in this presentation (including our preliminary 2018 results and 2019 Financial Outlook) are provided on a non-GAAP basis. A reconciliation of certain non-GAAP forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not practical given the difficulty of projecting event driven transactional and other non-core operating items and their related effects in any future period. The magnitude of these items, however, may be significant. 29

Supplemental Data Free Cash Flow and Adjusted Free Cash Flow Reconciliation ($ in millions) 2017 Actual 2018 Estimate 2019 Target Net cash provided by operating activities $ 647.0 $ 770 $ 810 - 860 Capital expenditures net of proceeds from the sale of property, plant and equipment (475.2) (525) (515) Free cash flow 171.8 245 295 - 345 Cash payments for restructuring and acquisition-related costs 109.3 70 55 Acquisition-related settlement of pre-existing accounts payable balances with acquired entities 35.2 - - Interest payments upon the settlement of acquired company debt 24.6 - - Adjusted free cash flow $ 340.9 $ 315 $ 350 - 400 30

Supplemental Data EBITDA and Adjusted EBITDA We define EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gain on sale of a business, goodwill impairments and non-recurring items. We believe that EBITDA and Adjusted EBITDA are meaningful measures of performance as they are commonly utilized by management and investors to analyze operating performance and entity valuation. Our management, the investment community and the banking institutions routinely use EBITDA and Adjusted EBITDA, together with other measures, to measure our operating performance relative to other Tier 1 automotive suppliers. We also use Segment Adjusted EBITDA as the measure of earnings to assess the performance of each segment and determine the resources to be allocated to the segments. EBITDA and Adjusted EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA and Adjusted EBITDA differently. Adjusted Earnings per Share We define Adjusted earnings per share to be diluted earnings per share excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gain on sale of a business, goodwill impairments and non-recurring items, including the tax effect thereon. We believe Adjusted earnings per share is a meaningful measure as it is commonly utilized by management and investors in assessing ongoing financial performance that provides improved comparability between periods through the exclusion of certain items that management believes are not indicative of core operating performance and which may obscure underlying business results and trends. Other companies may calculate Adjusted earnings per share differently. Free Cash Flow and Adjusted Free Cash Flow We define free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the sale of property, plant and equipment and government grants. Adjusted free cash flow is defined as free cash flow excluding the impact of cash payments for restructuring and acquisition-related costs, settlements of pre-existing accounts payable balances with acquired entities, and interest payments upon the settlement of acquired company debt. We believe free cash flow and Adjusted free cash flow are meaningful measures as they are commonly utilized by management and investors to assess our ability to generate cash flow from business operations to repay debt and return capital to our stockholders. Free cash flow and Adjusted free cash flow are also key metrics used in our calculation of incentive compensation. Other companies may calculate free cash flow and Adjusted free cash flow differently. Net Debt and Net Leverage Ratio We define net debt to be total debt, net less cash and cash equivalents. We define Net Leverage Ratio to be net debt divided by the trailing 12 months of Adjusted EBITDA.We believe that Net Leverage Ratio is a meaningful measure of financial condition as it is commonly used by management, investors and creditors to assess capital structure risk. Other companies may calculate Net Leverage Ratio differently. US SAAR We define US SAAR as the seasonally adjusted annual rate of light vehicle sales in the United States CAGR Compound annual growth rate 31